CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net income	$ 54,434	$ 63,714	$ 45,817
Defined pension and other postretirement benefit plans:
Net actuarial gain (loss) arising during the period	(91)
Income tax benefit (expense)	21
Defined pension and other postretirement benefit plans, net of tax	(70)
Foreign currency translations adjustments:
Unrealized net gain (loss) arising during the period	(5,306)	(3,945)	2,514
Income tax benefit (expense)	904	(308)	(280)
Foreign currency translations gain (loss), net of tax	(4,402)	(4,253)	2,234
Total other comprehensive income (loss)	(4,472)	(4,253)	2,234
Comprehensive income	49,962	59,461	48,051
Less: Comprehensive income attributable to redeemable noncontrolling interest	8
Comprehensive income attributable to AVG Technologies N.V.	$ 49,954	$ 59,461	$ 48,051